As filed with the Securities and Exchange Commission on December 4, 1996


                                       Securities Act of 1933 File No. 333-8347
                               Investment Company Act of 1940 File No. 811-7713

 ------------------------------------------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM N-2



            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           x



                  Pre-Effective Amendment No. 1

                  Post-Effective Amendment No. ____

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      x

                                Amendment No. 1



                             CAM BALANCED FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                    c/o Rodney Square Management Corporation,
       Rodney Square North, 1100 North Market Street, Wilmington, DE 19890
       -------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (610) 995-2525

              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


                             J. Kenneth Croney, Jr.
                          Three Radnor Corporate Center
                                    Suite 300
                                Radnor, PA 19087
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                   ----------

                                 With Copies to:
                              Henry S. Hilles, Jr.
                             Drinker Biddle & Reath
                                  PNB Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective

             / /   when declared effective pursuant to section 8(c)

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                             CAM BALANCED FUND, INC.

                              CROSS REFERENCE SHEET

Item Number and Heading

PART A                                                         Caption in Prospectus

1.  Outside Front Cover                                        Cover Page

2.  Inside Front and Outside Back Cover Page                   Cover Page

3.  Fee Table and Synopsis                                     Fee Table; Prospectus Summary

4.  Financial Highlights                                             *

5.  Plan of Distribution                                       Plan of Distribution; Subscription Procedures

6.  Selling Shareholders                                             *

7.  Use of Proceeds                                            Use of Proceeds


8.  General Description of the Registrant                      Prospectus Summary; Investment Strategies


9.  Management                                                 Management


10. Capital Stock, Long-Term Debt, and Other Securities        Distributions and Taxes; Automatic Dividend Reinvestment
                                                                 and Cash Purchase Plan; Dividends, Voting and
                                                                 Liquidation Rights


11. Defaults and Arrears on Senior Securities                        *

12. Legal Proceedings                                                *

13. Table of Contents of the Statement
         of Additional Information                             Statement of Additional Information


PART B                                                         Caption in Statement of Additional Information

14.  Cover Page                                                Cover Page

15.  Table of Contents                                         Table of Contents

16.  General Information and History                           The Fund

17.  Investment Objective and Policies                         Investment Objective and Policies

18.  Management                                                Management

19.  Control Persons and Principal Holders                     Principal Holders of Securities
           of Securities

20.  Investment Advisory and Other Services                    Investment Advisory and Other
                                                                   Services

21.  Brokerage Allocation and Other Practices                  Brokerage Allocation and Other Practices

22.  Tax Status                                                Tax Status

23.  Financial Statements                                      Financial Statements

----------
* Not applicable

                              Subject to Completion
                  Preliminary Prospectus dated December 4, 1996


         A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. Information contained herein is subject to completion or amendment. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of the offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

PROSPECTUS
                                1,500,000 Shares
                             CAM BALANCED FUND, INC.
                                  Common Stock


         CAM Balanced Fund, Inc. (the "Fund") is a newly organized, closed-end diversified management investment company. The Fund's investment objective is capital appreciation with a secondary objective of income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. Under normal conditions, at least 50% of the Fund's total assets will be invested in equity securities and at least 25% of the Fund's assets will be invested in fixed income senior securities. There can be no assurance the Fund's investment objective will be achieved. See "Investment Strategies."

         CAM Investment Advisors, Inc. will be the Fund's Investment Advisor and Wolf, Webb, Burk & Campbell, Inc. will be the Fund's Sub-Advisor. See "Management." The address of the Fund is c/o Rodney Square Management Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, and its telephone number is (610) 995-2525.


         Rodney Square Distributors, Inc. (the "Underwriter") acts as the principal underwriter of the Fund's shares under a best efforts underwriting arrangement. See "Plan of Distribution." The shares of the Fund's Common Stock are being offered subject to the subscription and payment for not less than 1,500,000 shares offered hereby for an initial offering period of 30 days (which may be extended for an additional 30 days).


         Prior to this offering, there has been no public market for the Common Stock of the Fund. The Underwriter does not intend to stabilize or otherwise make a market in the Fund's shares. The Common Stock has been approved for listing on the NASDAQ SmallCap Market under the symbol "CAMB."

         Shares of closed-end investment companies have in the past frequently traded at discounts from their net asset values. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors purchasing shares in the initial public offering and expecting to sell shares soon after the completion thereof.

         This Prospectus sets forth concisely the information that stockholders should consider before investing in the Fund. Stockholders should retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by contacting the Fund at its telephone number or address shown above. The Statement of Additional Information bears the same date as, and is incorporated by reference in its entirety into, this Prospectus. The table of contents of the Statement of Additional Information appears at the end of this Prospectus.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Proceeds to
                                                                                                   Registrant or Other
                                      Price to Public                  Sales Load(1)                    Persons(2)
-----------------------------------------------------------------------------------------------------------------------------
Per Share                                $10.00                           $0.70                          $9.30
-----------------------------------------------------------------------------------------------------------------------------
Total Minimum(3)                       $15,000,000                      $1,050,000                    $13,950,000
-----------------------------------------------------------------------------------------------------------------------------
Total Maximum(3)                       $15,000,000                      $1,050,000                    $13,950,000
-----------------------------------------------------------------------------------------------------------------------------



(1) The Fund, the Investment Advisor and Consolidated Asset Management, Inc. (the parent of the Investment Advisor) have agreed to indemnify the Underwriter against certain liabilities, including liability under the Securities Act of 1933.


(2) Before deduction of organizational and offering expenses payable by the Fund, estimated at $100,000.

(3) A minimum of 1,500,000 shares and a maximum of 1,500,000 shares are being offered by the Fund.


         Consummation of the offering is conditioned upon the subscription of at least 1,500,000 shares by ____________, 1997 (subject to extension for up to 30 days in the discretion of the Fund). Subscriptions for shares received will be placed in an escrow account at Wilmington Trust Company and will remain uninvested pending the closing of the offering made by this Prospectus. The Fund has the right to reject any subscription offer, in whole or in part, in which case an amount equal to the rejected portion of such subscription offer will be returned to the subscriber. If at least 1,500,000 shares offered hereby are not subscribed for, all subscription payments held in escrow will be repaid to subscribers as promptly after the end of the offering period as is practicable.


          It is expected that delivery for the Fund shares will be made in Wilmington, Delaware on or about _______________, 1997.




                               ____________, 1997

                               PROSPECTUS SUMMARY


         The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

The Fund


         CAM Balanced Fund, Inc. (the "Fund") is a newly organized, Maryland corporation that is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a balanced fund which intends to invest in equity securities, fixed income securities^ and cash equivalents. See "Investment Strategies."


The Offering


         The Fund is offering a minimum of 1,500,000 shares and a maximum of 1,500,000 shares of Common Stock, par value $0.001 per share. Fund shares are being offered on a "best efforts" basis by the Underwriter. If the Fund has not received subscriptions for at least 1,500,000 shares by ____________, 1997, subject to extension for up to 30 days in the discretion of the Fund, all subscriptions will be returned to the subscribers. See "Plan of Distribution" and "Dividends, Voting and Liquidation Rights."


Investment Objective

         The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. Under normal conditions, at least 50% of the Fund's total assets will be invested in equity securities and at least 25% of the Fund's total assets will be invested in fixed income senior securities. The Fund is designed for investors seeking long-term capital appreciation. See "Investment Strategies."

Investment Advisor and Sub-Advisor


         CAM Investment Advisors, Inc. (the "Investment Advisor"), a registered investment adviser, will act as the Fund's investment adviser. The Investment Advisor is a newly organized company and has no previous experience managing mutual funds. The Investment Advisor has retained Wolf, Webb, Burk & Campbell, Inc. (the "Sub-Advisor") pursuant to a sub-advisory agreement to select and manage the Fund's assets under the general supervision of the Investment Advisor. The Sub-Advisor currently manages over $300 million. Although it does not presently provide advisory services to any mutual funds, it has previously served as sub-advisor to a mutual fund. Both the Investment Advisor and the Sub-Advisor are wholly-owned subsidiaries of Consolidated Asset Management, Inc. See "Management."

Administrator


         Rodney Square Management Corporation (the "Administrator") will act as the Fund's administrator, and accounting and pricing agent. The Administrator currently provides administrative services to a number of registered investment companies. See "Management."


Custodian and Transfer Agent


         Wilmington Trust Company will serve as the Fund's custodian. ___________ will serve as the Fund's transfer agent, dividend disbursing agent and Automatic Dividend and Cash Purchase Plan Agent. See "Management."


Listing


         The Fund's shares have been accepted for listing on the NASDAQ
SmallCap Market, which is expected to provide a liquid trading market for the Fund's shares. Prior to this offering, there has been no public market for the Common Stock of the Fund, and there can be no assurance that an active trading market for the Common Stock will develop or be sustained in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value, but in some cases trade at net asset value or a premium. Because the market price of the Fund's shares will be determined by factors including trading volume, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether its shares will trade at, below or above their net asset value.


Dividends and Distributions

         The Fund intends to distribute its net investment income on a semi-annual basis and to distribute its net capital gains (if any) at least annually. See "Distributions and Taxes."


Automatic Dividend Reinvestment and Cash Purchase Plan

         The Fund has an automatic dividend reinvestment and cash purchase plan (the "Plan") under which all dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless a stockholder elects to receive such dividends and distributions in cash. Stockholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to confirm that they may participate in the Plan. Additionally, a participant in the Plan may make voluntary cash contributions to his or her account to be invested in shares of the Fund's Common Stock purchased in the open market. See "Automatic Dividend Reinvestment and Cash Purchase Plan."

                                    FEE TABLE


Shareholder Transaction Expenses

         Sales Load (as a percentage of
           offering price)                                            7%
         Dividend Reinvestment Plan Fees                           None

Annual Expenses (as a percentage of net assets)

         Management Fees                                           1.00%
         Other Expenses                                            0.52%
                                                                   ----

         Total Annual Expenses                                     1.52%
                                                                   ====

-------------------------------------------------------------------------------
Example              1 year        3 years        5 years           10 years
-------------------------------------------------------------------------------


You would pay
the following
expenses on a
$1,000
investment,
assuming a 5%
annual return          $84            $115          $147               $239
                       ---            ----          ----               ----
-------------------------------------------------------------------------------



         The purpose of the Fee Table is to assist stockholders in understanding the various costs and expenses that stockholders bear directly or indirectly. "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. For a more complete description of these costs and expenses, see "MANAGEMENT--Expenses of the Fund."

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              PLAN OF DISTRIBUTION


         Rodney Square Distributors, Inc. (the "Underwriter") serves as underwriter of the shares on a "best efforts" basis. The Underwriter's offices are located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890. The Underwriter's affiliates, Rodney Square Management Corporation and Wilmington Trust Company, will provide administrative, custodial and accounting ^ services to the Fund. See "Management." Wilmington Trust Company will also serve as escrow agent for the Fund.
See "Subscription Procedures."


         The Fund has been advised by the Underwriter that it proposes to offer the shares of Common Stock to the public initially at the price to the public set forth on the cover page of this Prospectus.

         The shares offered hereby are being offered and sold by the Fund, subject to the subscription and payment for not less than 1,500,000 shares during an initial offering period of 30 days (which may be extended by the Fund, without notice, for up to an additional 30 day period).


         Solicitation of subscriptions for shares is expected to be made through certain participating broker-dealers approved by the Fund and the Underwriter to whom the Underwriter will pay a commission of 7% (or $0.70 per share) for each share sold through them. It is anticipated that _____________ will be participating broker-dealers. However, there may be other participating broker-dealers in addition to or in lieu of such broker-dealers. The
Underwriter reserves the right to terminate the status of participating broker-dealers at any time and/or to approve additional participating broker-dealers. No specific amount of shares has been allotted for sale by any broker-dealer.

         The Underwriter is serving in that capacity without compensation from the Fund. In the Underwriting Agreement, the Fund, the Investment Advisor and Consolidated Asset Management, Inc. (the parent of the Investment Advisor) have agreed to indemnify the Underwriter against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended.

         Subscriptions for shares, whether solicited by participating broker-dealers or the ^ Underwriter, are subject to acceptance by the Fund and the Underwriter, and to the sale of the minimum number of shares offered hereby, and subscription payments will be held in escrow and disbursed, all as described under "Subscription Procedures."



                             SUBSCRIPTION PROCEDURES

         In order to subscribe for the shares offered hereby, investors will be required to execute a subscription agreement and deliver the executed subscription agreement, together with a check payable to "Wilmington Trust Company, Escrow Agent" in the full amount of the investor's aggregate subscription price, directly to Wilmington Trust Company (referred to in this Section as the "Escrow Agent") at the following address:

                           Wilmington Trust Company
                           Att:  David B. Young
                           1100 North Market Street
                           Wilmington, Delaware 19890-0001

         Forms of subscription agreements may be obtained from the Fund, the Underwriter or from participating broker-dealers. See "Plan of Distribution." Execution and delivery of a subscription agreement by an investor to the Escrow Agent for the Fund will constitute an offer by the investor to subscribe for shares. If a subscription offer is accepted by the Fund, a counterpart of the subscription agreement or other notice of acceptance, executed by the Fund, will be mailed to the investor, until which time the investor's subscription will not be deemed to have been accepted by the Fund. Neither acknowledgment of receipt of, nor deposit and collection of, the check delivered by an investor will constitute acceptance of an investor's subscription offer.

         Prior to the Fund's acceptance of an investor's subscription offer, either the Fund or the Underwriter will have the right, in its sole discretion, to reject any subscription offer, in whole or in part, or to reduce the amount of such investor's subscription. In the event an investor's subscription offer is rejected or the amount of his subscription is reduced, the Escrow Agent will return the amount of the rejected or reduced portion of his subscription price to the investor.

         All monies received from investors will be deposited in a segregated escrow account with the Escrow Agent to be held by the Escrow Agent for the benefit of the investors until the closing of the Fund's offering (the "Closing"). The funds held by the Escrow Agent will not accrue interest during the offering period. The fees and expenses of the Escrow Agent will be borne by the Investment Advisor.


         If subscriptions for at least 1,500,000 shares have been received by the Fund prior to the termination of the initial 30-day offering period (which may be extended by the Fund, without notice, for up to an additional 30-day period), a Closing will be held in which shares of Common Stock of the Fund will be issued to subscribers at the public offering price. The Fund will commence operations following the Closing.

         If less than 1,500,000 shares are subscribed for during the initial or extended offering period, the offering will terminate and all of the subscribers' funds will be returned to subscribers as soon as practicable.

                                 USE OF PROCEEDS


         The net proceeds of this offering, after deduction of the organizational and offering expenses (estimated to be $100,000), will be invested in accordance with the policies set forth under "Investment Strategies." A portion of the organization and offering expenses of the Fund has been advanced by the Investment Advisor and will be repaid by the Fund without interest upon Closing of this offering.


         The Fund estimates that the net proceeds of this offering will be fully invested in accordance with the Fund's investment objective and policies within 3 months of the initial offering. Pending such investment, the proceeds may be invested in securities of the U.S. Government, its agencies or instrumentalities, and short-term, high quality money market instruments. See "Investment Strategies."


                              INVESTMENT STRATEGIES


         The Fund expects to allocate its investments among a diversified portfolio of equity securities combined with a selection of fixed income securities to provide additional current income and reduced volatility. The allocation of the Fund's assets among various investment vehicles will be based primarily on an assessment of the phase of the business cycle and long-term growth potential of the U.S. and world economies to help determine those industry sectors in which the Fund should invest. Within such allocations, the Sub-Advisor, under the general supervision of the Investment Advisor, will seek to identify equity and fixed-income investments which are expected to achieve the Fund's objective. See "Management--Investment Advisory and Sub-Advisory."


         The Sub-Advisor begins the investment process by examining approximately 50 key macro-economic and monetary indicators to determine the current phase of the economic cycle and its outlook for the next several months. This top-down approach, emphasizing current and prospective economic trends, is central to its selection of average maturities for fixed income securities and the allocation of resources between equity and fixed income securities.

         Equity Securities. The equity portion of the Fund's portfolio will be diversified among highly liquid common stocks that, in the Sub-Advisor's opinion, have above average price appreciation potential at the time of purchase. In general, these securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings and dividend growth prospects as well as industry outlook and market share, also are considered. Under normal conditions, at least 50% of the Fund's assets will be invested in equity securities, most of which will pay regular dividends. No less than 30% of the Fund's assets will be invested in the common stock of issuers with total market capitalization of $1 billion or greater at the time of purchase. The majority of the equity securities in which the Fund will invest will be domestic issues, although the Fund may invest in American Depository Receipts ("ADRs") as well. ADRs are receipts issued by a bank or trust company in the United States evidencing ownership of underlying securities of a foreign issuer.


         The equity selection process begins with the "value" screens. During this process each industry sector is subjected to a rigorous screening process that identifies companies which together produce a "universe" of stocks which the Sub-Advisor believes will compare favorably to many of the stocks included in the S&P 500 with respect to some or all of the following characteristics: a lower price to earnings ratio, a higher dividend yield, a lower price to book value ratio, lower debt levels and a higher return on shareholders' equity.

         The second step of the equity selection process is an earnings momentum screen. During this process the Sub-Advisor reduces the universe by screening for the companies that exhibit rising earnings expectations and actual earnings acceleration. This step leads the Sub-Advisor to candidates whose earnings momentum are expected to generate higher valuations in the near term. The technical screens support fundamental research and aid in the timing of the purchase and sale decisions.

         The Sub-Advisor has a rigid sell discipline with its equity investments. The Sub-Advisor thoroughly examines any stock which loses 15% or more of its value from the time of purchase. The goal is to determine whether the initial analysis remains valid. A position will normally be sold if the Sub-Advisor sees any negative fundamental change in the company or its industry. The Sub-Advisor will also review for sale any position whose price appreciation has exceeded expectations.

         Fixed Income Securities. The fixed income portion of the Fund's portfolio will be invested in securities of the U.S. Government, its agencies and instrumentalities, investment grade corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, government stripped mortgage related securities and other domestic asset backed securities, Eurodollar certificates of deposit and Eurodollar bonds. The Fund may invest up to 15% of its assets in "Yankee Bonds" (dollar-denominated bonds sold in the United States by non-U.S. issuers). The fixed income securities held by the Fund will be actively managed.

         The Fund will limit its investments to securities that are considered to be "investment grade." Investment grade bonds are bonds that are rated within the four highest rating categories by a nationally recognized statistical rating organization, i.e., BBB or better by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"). Bonds with the lowest investment grade rating (i.e., BBB or Baa) do not have outstanding investment characteristics and may have speculative characteristics as well. While bonds rated BBB or Baa are regarded as having adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances could lead to a weakened capacity to pay interest and repay principal. The Fund currently intends to limit its investment in bonds rated BBB or Baa to 10% of its total assets. This limitation is not a fundamental policy and can be changed by the Board of Directors of the Fund. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.


         The market value of the fixed income obligations held by the Fund can be expected to vary inversely to changes in prevailing interest rates. The average maturity of the Fund's holdings may be shortened if the Sub-Advisor anticipates a rise in interest rates. Conversely, the average maturity may be lengthened if interest rates are expected to decline.

         The fixed income selection process employs three decision making processes. First the Sub-Advisor makes a decision on the desired average portfolio maturity. Based on its evolving economic outlook, this judgment is reviewed from time to time. In an effort to reduce downside risk, the Sub-Advisor will shorten maturities if it believes that interest rates will move higher. Conversely, it will lengthen maturities as it believes that the prospect for declining rates increases.

         The second step in the process is the sector decision. The Sub-Advisor will aim to take advantage of perceived valuation and yield disparities by adjusting portfolio weightings, within the investment guidelines, among securities of the U.S. government, its agencies and instrumentalities, and mortgage-related securities, in addition to investment grade corporate issues.

         The third part of the decision making process is the individual security analysis. The Sub-Advisor will endeavor to choose those with the appropriate characteristics to enhance the Fund. Regarding corporate securities, the Sub-Advisor utilizes not only traditional fixed income ratios and ratings, but also the equity outlook for each company under consideration.

Certain Securities, Investment Techniques and Risk Factors

         Subject to the Fund's investment objective and policies described above, the Fund may make certain other investments and use certain investment practices as described below.


         Temporary Investments. For temporary defensive purposes during periods when the Sub-Advisor believes, in consultation with the Investment Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its stockholders, the Fund may invest its assets in the following money market instruments: securities of the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. In addition, for the same purposes the Sub-Advisor may invest in short-term obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Sub-Advisor to be of equivalent quality. The Fund may also invest in obligations issued by foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment: (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on gross assets;
(iii) have branches in the United States; and (iv) in the opinion of the Sub-Advisor are of comparable quality to obligations issued by United States banks identified in the first sentence of this paragraph. See "Foreign Securities" below. The Fund also may hold a portion of its assets in money market instruments in amounts designed to pay expenses or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.


         Repurchase Agreements. The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Directors. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Sub-Advisor, acting under the supervision of the Investment Advisor, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, the Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be loans under the 1940 Act.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to banks and other financial institutions, and agree to repurchase them at an agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets or high grade debt securities having a value equal to or greater than the repurchase price, and the Sub-Advisor will continuously monitor the account to ensure that the value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price the

Fund is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         U.S. Government Obligations. The Fund may invest in securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government obligations, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the Federal National Mortgage Association; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to any agency or instrumentality if it is not obligated to do so by law.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

         U.S. Government obligations may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government obligations are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government obligations do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government obligations that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to stockholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds.


         The Fund may invest in "stripped" securities, which are U.S. Treasury bonds and notes the unmatured interest coupons of which have been separated from the underlying principal obligation. Stripped securities are zero coupon obligations that are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with proprietary names such as Treasury Income Growth Receipts ("TIGRs") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRs and CATS are not themselves guaranteed by the U.S. Government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed. Such securities will be purchased only when the credit risk with respect thereto is deemed to be minimal.

         When-Issued and Delayed-Delivery Securities. To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash or other marketable securities in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments, and will subsequently monitor the account to insure that such equivalent value is maintained.


         Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when issued or delayed-delivery basis can involve the additional risk that the yield available from other securities when the delivery takes place may be higher than that obtained from the delivered security.

         Mortgage Related Securities. The Fund may invest in mortgage related securities. There are several risks associated with mortgage related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in the Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium. The Fund currently intends to limit its investments in mortgage-backed securities to 40% of its total assets. This limitation is not a fundamental policy and can be changed by the Board of Directors of the Fund.

         Asset-Backed Securities. The Fund may purchase asset-backed securities. Asset-backed securities consist of undivided fractional interests in pools of mortgages, consumer loans or receivables held in a trust. Examples include mortgage-backed securities, certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on the mortgages, loans or receivables are passed through to certificate holders. Asset-backed securities may be issued by either governmental or non-governmental entities. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the mortgages, consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

         Forward Roll Transactions. In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage related securities issued by the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. In a forward roll transaction, the Fund sells a mortgage related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities to be acquired. At the time the Fund enters into a forward roll transaction, it will place in a segregated custodial account cash, U.S. Government obligations or high quality debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Some forward roll transactions are accounted for as financings and some forward roll transactions are accounted for as purchases and sales of securities. Only forward roll transactions that are accounted for as financings shall be considered to be borrowings under the 1940 Act.


         Supranational Entities. The Fund may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members' continued support in order to meet interest and principal payments.

         Foreign Securities. As noted above, the Fund may invest in ADRs. Investing in ADRs does not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.


         Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in domestic securities. Substantially less information may be available about foreign companies, particularly emerging market country companies, than about domestic companies and, even when public information about such companies is available, it may be less reliable than information concerning U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards and such standards may differ, in some cases significantly, from standards in other countries, including the United States. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

Certain Investment Policies


         The Fund has adopted certain investment restrictions that are enumerated in detail in the Statement of Additional Information. Among other restrictions, the Fund may not, with respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities, or acquire more than 10% of any class of the outstanding voting securities of any one issuer. In addition, the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry. The Fund may not borrow money or issue senior securities, as defined in the 1940 Act, in an aggregate amount exceeding 33-1/3% of the value of the Fund's total assets less liabilities (excluding borrowings other than certain temporary borrowings) or mortgage, pledge, or hypothecate its assets. Forward roll transactions that are accounted for as financings and reverse repurchase agreements will be deemed to be senior securities for purposes of this calculation.


         The investment restrictions identified in the preceding paragraph are "fundamental" policies, which means that they may not be changed without the approval of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Unless otherwise specifically stated, however, the investment policies and practices of the Fund are not fundamental and may be changed by its Board of Directors.

Portfolio Turnover

         Generally, the Fund will not trade in equity securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of fixed-income securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. Active trading will increase the Fund's rate of turnover, certain transaction expenses and the incidence of short-term capital gain taxable as ordinary income. The Fund expects that its annual turnover rate will not exceed 50% for both its equity and fixed income investments. An annual turnover rate of 100% would occur when all the securities held by the Fund are replaced one time during a period of one year.


Portfolio Transactions

         In allocating purchase and sale orders for portfolio securities (involving the payment of brokerage commissions), the Investment Advisor and Sub-Advisor may consider the sale of Fund shares by broker-dealers in the Fund's initial public offering, provided it believes the quality of the transaction and the amount of the commission are not less favorable than what they would be with any other qualified firm.


                                   MANAGEMENT

Board of Directors

         The Board of Directors of the Fund is responsible for the overall management and operations of the Fund. The Statement of Additional Information contains information concerning the directors.

Investment Advisor

         CAM Investment Advisors, Inc. serves as the investment advisor to the Fund. The Investment Advisor's address is Three Radnor Corporate Center, Suite 300, Radnor, PA 19087. The Investment Advisor is a newly-organized, wholly-owned subsidiary of Consolidated Asset Management, Inc. The Investment Advisor has no previous experience as an advisor.


         Subject to the general supervision of the Board of Directors, the Investment Advisor manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's securities, and maintains records relating to such purchases and sales. The Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the first $100 million of the Fund's average weekly net assets and 0.75% of the Fund's average weekly net assets in excess of $100 million.


Sub-Advisor


         Wolf, Webb, Burk & Campbell, Inc. (doing business as Wolf, Webb Asset Management) serves as sub-advisor to the Fund. The Sub-Advisor's address is 1525 Locust Street, 11th Floor, Philadelphia, PA 19102. The Sub-Advisor is a wholly-owned subsidiary of Consolidated Asset Management, Inc. Wolf, Webb Asset Management was founded in 1980. Its investment professionals have over 125 years of combined investment experience in the business of managing fixed income, equity and balanced portfolios for corporations, governments, unions, foundations and individuals. The Sub-Advisor currently manages over $300 million in assets employing its value oriented investment philosophy.

         Subject to the general supervision of the Investment Advisor, the Sub-Advisor will select and manage the Fund's investment portfolio. For its services to the Fund, the Sub-Advisor is entitled to a fee equal to 75% of the fees (after subtracting any fee waivers) paid to the Investment Advisor by the Fund for the preceding calendar month under the investment advisory agreement. The Sub-Advisor's fee is paid by the Investment Advisor and not by the Fund.

Fund Manager


         Raymond J. Munsch and Andrew L. Newcomb are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Munsch is the President and Chief Investment Officer of the Sub-Advisor.
Mr. Munsch has over 25 years of investment experience and has been with the Sub-Advisor since 1989. Mr. Munsch is a member of the Pennsylvania Governor's Labor and Industry Task Force, the Financial Analysts of Philadelphia, and the Association for Investment Management and Research. Mr. Newcomb is a Vice President and portfolio manager of the Sub-Advisor. Formerly with Prudential Securities, Mr. Newcomb has over five years of investment management experience. Mr. Newcomb has been associated with the Sub-Advisor since 1992. He is a member of the Pennsylvania Governor's Labor and Industry Task Force and is a current member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research.


Administrator


         Rodney Square Management Corporation serves as the Fund's Administrator pursuant to an Administration and Accounting Services Agreement with the Fund. The Administrator is a wholly-owned subsidiary of Wilmington Trust Company, the Fund's custodian, and is affiliated with the Underwriter. The Administrator's address is Rodney Square North, 1100 North Market Street, Wilmington, DE
19890. The Administrator supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, corporate secretarial services, internal auditing and regulatory compliance services to the Fund. The Administrator prepares information for meetings of the Board of Directors, assists in the preparation of reports to stockholders, prepares proxy statements and makes filings with the SEC and state securities authorities. The Administrator also performs certain accounting and pricing services for the Fund, including the weekly calculation of the Fund's net asset value, and certain budgeting and financial reporting and compliance monitoring activities. For its services as Administrator, Rodney Square receives a fee, payable monthly, which consists of $35,000 per year, plus the annual rate of 0.05% of the Fund's average weekly net assets in excess of $50 million. In addition, the Fund has agreed to pay the Administrator a fee for its services as accounting services agent, accrued and payable monthly, at the annual rate of $40,000 per year on the first $100 million in average weekly net assets, plus .02% of the average weekly net assets of the Fund in excess of $100 million. The Administrator also receives reimbursement from the Fund for out-of-pocket expenses.

Custodian; and Transfer Agent

         Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, serves as the Fund's custodian. _______________, serves as the Fund's transfer agent, dividend disbursing agent, and Automatic Dividend Reinvestment and Cash Purchase Plan Agent.

Expenses of the Fund

         The Fund pays all of its expenses other than those expressly assumed by the Fund's service providers. The expenses payable by the Fund may include, but are not limited to: advisory fees payable to the Investment Advisor; administration and accounting services fees payable to the Administrator; audits by independent public accountants; fees payable to Wilmington Trust Company as custodian; transfer agency fees; taxes and the preparation of the Fund's tax returns; brokerage fees and commissions; interest; cost of director and stockholder meetings; printing and mailing reports to stockholders; fees for filing reports with regulatory bodies; membership dues for investment company industry trade associations; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of directors who are not officers, employees or stockholders of the Investment Advisor or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses.


                             DISTRIBUTIONS AND TAXES

         The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification generally relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.


         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its stockholders an amount equal to at least 90% of its investment company taxable income for such taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and the excess, if any, of net short-term capital gain over net long-term capital loss, subject to certain adjustments, and excluding the excess, if any, of net long-term capital gain for the taxable year over net short-term capital loss. Dividends attributable to investment company taxable income will be taxable to stockholders as ordinary income, whether the dividends are paid in cash or reinvested in shares. The dividends received deduction for corporations that own shares in the Fund will apply to ordinary income distributions from the Fund to the extent of such stockholders' ratable share of the total qualifying dividends received by the Fund from domestic corporations for the taxable year. An investment in the Fund is not expected to create items of tax preference or otherwise tend to cause a stockholder to be liable for the federal alternative minimum tax.


         The Fund intends to designate as capital gain dividends any distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss. Such capital gain dividends will be taxable to stockholders as long-term capital gain, regardless of how long the stockholder has held the Shares and whether such distributions are received in cash or reinvested in additional shares of Common Stock. Such distributions are not eligible for the dividends received deduction for corporations.

         Any distributions by the Fund in excess of its investment company taxable income and capital gains generally constitute a nontaxable return of capital to stockholders to the extent of each stockholder's tax basis in his or her shares (causing a reduction in such basis), and thereafter, to the extent of any excess over such basis, capital gain.

         Dividends declared in October, November or December of any year payable to stockholders of record as of a specified date in such months will be deemed to have been received by stockholders and paid by the Fund on December 31 of such year, if such dividends are actually paid during January of the following year.



         A taxable gain or loss may be recognized by a stockholder upon his or her sale of shares of the Fund depending upon the tax basis and their price at the time of sale. Generally, a stockholder may include brokerage costs incurred upon the purchase and/or sale of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a sale of such shares. If a stockholder holds shares for six months or less and during that time receives a capital gain dividend on those shares, any loss recognized on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividend.

         Stockholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

         The foregoing discussion summarizes some of the important federal tax considerations generally affecting the Fund and its stockholders who are U.S. citizens or residents or domestic corporations, and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisors with specific reference to their own tax situations. Stockholders are also advised to consult their tax advisors concerning state and local taxes, which may differ from the federal income taxes described above.


             AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

         All distributions to stockholders whose shares are registered in their own names will be automatically reinvested pursuant to the Automatic Dividend Reinvestment Plan (the "Plan") in additional shares of the Fund, unless stockholders elect to receive cash as provided below. Stockholders who choose to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. There is no service charge for participation in the Plan.

         A stockholder may elect to withdraw from the Plan at any time and thereby elect to receive future dividends in cash in lieu of shares of the Fund. There will be no penalty for withdrawal from the Plan and stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the stockholder's name and address as they appear on the Fund's records. They should be sent to ______________________ (referred to in this Section as the "Agent"). An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. Elections will only be effective for subsequent distributions with a record date of at least fifteen (15) days after such elections are received by the Agent.


         Funds credited to a participant's account will be used to purchase shares of the Fund's Common Stock (the "Purchase"). The Agent will attempt, commencing on the first trading day and ending on the tenth trading day following the record date, to acquire shares in the open market at a price, plus commission, which is less than the net asset value per share most recently published by the Fund prior to any purchase (the "Net Asset Value"). If and to the extent that the Agent is unable to acquire sufficient shares of the Fund's Common Stock at a price plus commission less than the Net Asset Value, the Fund will issue to the Agent shares of the Fund's Common Stock, valued at the Net Asset Value, in the aggregate amount of the remaining value of the distribution.

         The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions. See "DISTRIBUTIONS AND TAXES."

         Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at net asset value, which is less than they could otherwise purchase them in the open market and will have shares with a market value greater than the value of any cash distribution they would have received. There can be no assurance that the market price of the Fund's shares of common stock will exceed their net asset value.

         The Fund will increase the price at which its shares may be issued to the Plan if the net asset value of the shares is less than 95% of the fair market value of such shares on the payment date of any distribution of net investment income or net capital gain, unless the Fund receives a legal opinion from independent counsel that the issuance of shares at net asset value under these circumstances will not have a material effect upon the federal income tax liability of the Fund.


         A participant may from time to time make voluntary cash contributions to his or her account by sending to the Agent a check or money order payable to the Agent in an amount not less than $50 and not in excess of $10,000 per month to acquire additional shares of the Fund. In the case of any voluntary cash contribution which exceeds $10,000 per month, the excess will be returned to the participant by the Agent. All cash contributions to a participant's account made pursuant to this paragraph will be invested in shares of the Fund's

Common Stock purchased in the open market (irrespective of net asset value). The Agent will invest all voluntary cash contributions on or about the last business day of the month, provided it receives the contributions at least two business days before the last business day of the month (the "Cut-off date"). Because interest is not paid on voluntary cash contributions, participants should make such contributions shortly before the Cut-off Date, allowing sufficient time for mail delivery. Voluntary cash contributions received after the Cut-off Date will be used to acquire additional shares of the Fund on or about the last business day of the following month. Following any monthly investment of voluntary cash contributions, the Agent will send each investing participant a confirmation of such investment. Voluntary cash contributions will be returned to the participant upon written request, provided that such request is received more than two days before the Cut-off Date.


         The Fund reserves the right to amend the Plan.

         Additional information about the Plan may be obtained from the Agent. See "MANAGEMENT--Custodian and Transfer Agent."


                    DIVIDENDS, VOTING AND LIQUIDATION RIGHTS

         The Fund has one class of shares of Common Stock, par value $0.001 per share, of which 100,000,000 shares are authorized. When issued, shares of Common Stock are fully paid and non-assessable. The Fund's shares have no pre-emptive, conversion, exchange or redemption rights. Each share of the Fund's Common Stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.


                       STATEMENT OF ADDITIONAL INFORMATION

         Additional information about the Fund is contained in a Statement of Additional Information, which is available upon request without charge by contacting the Fund. Set forth below is the Table of Contents of the Statement of Additional Information:


                           TABLE OF CONTENTS

                           The Fund

                           Investment Objectives and Policies

                           Management

                           Principal Holders of Securities

                           Investment Advisory and Other Services

                           Net Asset Value

                           Brokerage Allocation and Other Practices

                           Tax Status

                           Financial Statements

         No person has been authorized to give any information or to make any representation not contained in this Prospectus, and, if given or made, such information must not be relied upon as having been authorized by the Fund or the Advisor. The Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not be lawfully made.


------------------------------------


                                TABLE OF CONTENTS


Prospectus Summary........................................................
Fee Table.................................................................
Plan of Distribution......................................................
Subscription Procedures...................................................
Use of Proceeds...........................................................
Investment Strategies.....................................................
Management ...............................................................
Distributions and Taxes...................................................
Automatic Dividend Reinvestment and Cash
         Purchase Plan....................................................
Dividends, Voting and Liquidation
         Rights...........................................................
Statement of Additional
         Information......................................................




                             CAM BALANCED FUND, INC.






                            -------------------------
                                   PROSPECTUS
                            -------------------------



                               ____________, 1997



                                     Cover-2

                              SUBJECT TO COMPLETION


     Preliminary Statement of Additional Information dated December 4, 1996

         Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the Registration Statement becomes effective. This Statement of Additional Information does not constitute a prospectus.



                             CAM BALANCED FUND, INC.
                                     Part B

                       Statement of Additional Information



                                 _________, 1997


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
THE FUND ..................................................................  2
INVESTMENT OBJECTIVE AND POLICIES..........................................  2
MANAGEMENT.................................................................  8
PRINCIPAL HOLDERS OF SECURITIES............................................ 10
INVESTMENT ADVISORY AND OTHER SERVICES..................................... 10
NET ASSET VALUE............................................................ 14
BROKERAGE ALLOCATION AND OTHER PRACTICES................................... 14
TAX STATUS................................................................. 15
FINANCIAL STATEMENTS....................................................... 17




         This Statement of Additional Information applies to the CAM Balanced Fund, Inc. (the "Fund"). This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated ___________, 1997 (the "Prospectus"), which describes the Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by calling ___________________, at (__) ___________. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                    THE FUND

         The Fund is a newly organized Maryland corporation that is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").


                        INVESTMENT OBJECTIVE AND POLICIES

         The Prospectus for the Fund describes the investment objective and policies of the Fund. The following is a discussion of the various investments of, and techniques employed by, the Fund. The following information supplements and should be read in conjunction with the description of the investment objective and policies of the Fund in the Prospectus.


Portfolio Turnover


         The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by requirements which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions.


Types of Obligations, Investment Risks, and Other Investment Information


         The following discussion supplements the description of such investments in the Prospectus.

         Bank Certificates of Deposit, Bankers' Acceptances and Interest-Bearing Savings Deposits. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits are eligible investments for the Fund. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Interest-bearing savings deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

         Commercial Paper. The investment policies of the Fund permit investment in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

         Repurchase Agreements. The Fund is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Fund to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Fund or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the Investment Advisor or Sub-Advisor shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         U.S. Government Obligations. The Fund is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Governmental National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to any agency or instrumentality if it were not obligated to do so by law.

         Asset-Backed Securities. The Fund may invest in asset-backed securities, including mortgage-backed securities representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         The Fund may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of the obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

         The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities.

         Reverse Repurchase Agreements. As described in the Prospectus, the Fund is permitted to borrow funds by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. Whenever the Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and the Investment Advisor or Sub-Advisor will subsequently continuously monitor the account for maintenance of such equivalent value. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

         Foreign Investments. In determining whether to invest in the securities of foreign issuers, the Investment Advisor or Sub-Advisor will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located. The extent to which the Fund will be invested in foreign issuers will fluctuate from time to time depending on the Investment Advisor's or Sub-Advisor's assessment of prevailing market, economic and other conditions.

         Bonds of Supranational Entities. The Fund may invest in bonds of supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

         When-Issued Securities and Delayed Settlements. When the Fund agrees to purchase securities on a "when-issued" or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of the Fund will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective.

         The Fund will purchase securities on a when-issued or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When the Fund engages in when-issued and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


         The market value of the securities underlying a when-issued commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.



Other Investment Limitations


         The Prospectus for the Fund summarizes certain fundamental policies that may not be changed with respect to the Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares. The following is a complete list of fundamental policies which may not be changed with respect to the Fund without such a vote.

         The Fund may not:

         1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation.

         2. Act as a securities underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

         3. Purchase or sell real estate, except that the Fund may invest in securities and instruments guaranteed by agencies or instrumentalities of the U.S. Government and securities issued by companies which invest in real estate or interests therein.

         4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

         5. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that: (a) it may invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) it may purchase and sell futures contracts and options on futures contracts.

         6. Purchase securities of other investment companies, except: (a) in connection with a merger, consolidation, acquisition or reorganization; (b) as may otherwise be permitted by the 1940 Act.

         7. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that: (a) there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

         8. Purchase securities of any issuer if as a result it would own more than 10% of the voting securities of such issuer.


         9. Borrow money or issue senior securities, as defined in the 1940 Act, in an amount exceeding 33-1/3% of the value of its total assets less liabilities (excluding borrowings other than certain temporary borrowings) or mortgage, pledge, or hypothecate its assets. Forward roll transactions that are accounted for as financings and reverse repurchase agreements will be deemed to be senior securities for purposes of this calculation. This restriction shall not apply to temporary borrowings, transactions in currency, options, futures contracts and options on futures contracts, or forward commitment transactions.

         10. Make loans, except that it may purchase or hold debt obligations in accordance with its investment objective, policies and limitations; may enter into repurchase agreements with respect to securities; and may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and instrumentalities which are consistent with its permitted investments.

                                   *    *    *

         If a percentage restriction is satisfied at the time of investment or other action by the Fund, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         For the purposes of Investment Limitation 8 above, the Fund treats, in accordance with the current views of the staff of the Securities and Exchange Commission (the "SEC") and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

         In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above.


                                   MANAGEMENT


Directors and Officers of the Fund


                  The directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are:


===================================================================================================================================
       Name and Address          Age      Position with Fund                          Principal Occupations
-----------------------------------------------------------------------------------------------------------------------------------
*J. Kenneth Croney, Jr.           28      Director and President         President, CAM Investment Advisors, Inc. (since
Three Radnor Corporate                                                   1996); President, Secretary and Treasurer,
Center                                                                   Consolidated Asset Management, Inc. (since 1994);
Suite 300                                                                prior thereto, Investment Consultant, Kidder Peabody
Radnor, PA 19087                                                         & Co. (from 1992-1994); Analyst, Viking Graham Inc.
                                                                         (private investment firm), prior thereto.
-----------------------------------------------------------------------------------------------------------------------------------
*John P. McNiff                   35      Chairman of the Board of       Chairman of the Board and Vice-President, CAM
Three Radnor Corporate                    Directors and Treasurer        Investment Advisors, Inc. (since 1996); Shareholder,
Center                                                                   Consolidated Asset Management, Inc. (since 1994);
Suite 300                                                                Director, Lincoln Mortgage Co. (since 1991); Managing
Radnor, PA 19087                                                         Director, Longwood Partners (registered investment
                                                                         advisor) (since 1993); Corporate Secretary, WinCup
                                                                         Holdings, Inc. (manufacturing) (since 1992);
                                                                         Managing Director, Trinity Capital Partners
                                                                         (private investment firm), prior thereto.
----------------------------------------------------------------------------------------------------------------------
Michael T. Byrne                  35      Director                       General Partner, Mid Coast Capital (private investment
15 Muirfield Ct.                                                         firm), (since 1994); prior thereto, Stockbroker, Kidder
Medford, NJ 08055                                                        Peabody & Co.
-----------------------------------------------------------------------------------------------------------------------------------
Marvin P. Bush                    39      Director                       President, Winston Partners Group, L.P. (registered
6292 Ft. Hunt Road                                                       investment advisor) (since 1993); prior thereto, Vice
Alexandria, VA 22307                                                     President, John Stewert Darrell & Co. (registered
                                                                         investment advisor) prior thereto; Director, Custom Paper
                                                                         Group, Inc.; Director, Kerrco, Inc. (oil and gas company).
-----------------------------------------------------------------------------------------------------------------------------------
Mark R. Graham                    38      Director                       President and Director, Drake, Goodwin & Graham (private
230 Park Avenue                                                          investment firm), (since 1992); prior thereto, Vice
New York, NY 10169                                                       President, Morgan Stanley & Co.; Vice Chairman and
                                                                         Director, NATC Holdings USA, Inc. (paper manufacturing);
                                                                         President and Director, London Energy, L.L.C. (oil and gas
                                                                         exploration company); Chairman of the Board and President,
                                                                         Millennium III Enterprises, Inc. (international video game company).
-----------------------------------------------------------------------------------------------------------------------------------
*Michael T. Kennedy               42      Director                       Shareholder, CAM Investment Advisors, Inc. (since 1996);
Three Radnor Corporate                                                   President and Chief Executive Officer, WinCup Holdings,
Center                                                                   Inc. (since 1991); President and Chief Executive Officer,
Suite 300                                                                Trinity Capital Partners (private investment firm) (since
Radnor, PA 19087                                                         1991); President and Chief Executive Officer, Radnor
                                                                         Holdings Corp. (manufacturing) (since 1991); Partner,
                                                                         Longwood Partners (registered investment adviser) (since
                                                                         1990).
-----------------------------------------------------------------------------------------------------------------------------------
Henry S. Hilles, Jr.              57      Secretary                      Partner in the law firm of Drinker Biddle & Reath.
1345 Chestnut Street
Philadelphia National
Bank Building
Suite 1100
Philadelphia, PA 19107
===================================================================================================================================


* Messrs. Croney, McNiff and Kennedy are "interested directors" of the Fund as defined in the 1940 Act.

         No officer or director of the Fund who is also an officer or director of the Investment Advisor receives any compensation for services as a director of the Fund.

After the Fund begins investment operations, it will pay each director who is not affiliated with the Investment Advisor an annual fee of $2,000 plus $500 for each meeting attended in person and $250 for each meeting attended by telephone conference call. Each director is reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath, of which Mr. Hilles is a partner, receives legal fees as counsel to the Fund.

         The Fund has begun investment operations. The following chart represents the estimated aggregate compensation to be paid to each director for a fiscal year.


===============================================================================================================================

                                                      Pension or
                              Estimated               Retirement                                       Total Compensa-
                              Aggregate               Benefits Accrued         Estimated Annual        tion from
Name of                       Compensation            as part of Fund          Benefits upon           Registrant Paid
Person/Position               from the Fund           Expenses                 Retirement              to Director
-------------------------------------------------------------------------------------------------------------------------------
J. Kenneth Croney, Jr.        $0                      $0                       $0                      $0
Director
-------------------------------------------------------------------------------------------------------------------------------
John P. McNiff                $0                      $0                       $0                      $0
Director
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Byrne              $4,000                  $0                       $0                      $4,000
Director
-------------------------------------------------------------------------------------------------------------------------------
Marvin P. Bush                $4,000                  $0                       $0                      $4,000
Director
-------------------------------------------------------------------------------------------------------------------------------
Mark R. Graham                $4,000                  $0                       $0                      $4,000
Director
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Kennedy            $0                      $0                       $0                      $0
Director
===============================================================================================================================


         The Audit Committee of the Board is comprised of the directors who are not "interested directors." Members of the Audit Committee will be entitled to receive a fee of $500 for each meeting that is not held in conjunction with a regular meeting of the Board. The Board does not have an Executive Committee.



                         PRINCIPAL HOLDERS OF SECURITIES

         The Directors and Officers as a group own less than 1% of the common stock of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES


The Investment Advisor


         The Fund's investment advisor is CAM Investment Advisors, Inc. The Investment Advisor and Sub-Advisor are both wholly-owned subsidiaries of Consolidated

Asset Management, Inc. ("CAM"). CAM is controlled by J. Kenneth Croney, Jr., John P. McNiff and Michael T. Kennedy, directors of the Fund. CAM is a Delaware corporation founded in 1994 which acquires and consolidates middle market investment advisors.

                  In the Investment Advisory Agreement dated ____________,
199_ between the Fund and the Investment Advisor (the "Investment Advisory Agreement"), the Investment Advisor has agreed to provide a continuous investment program and strategy for the Fund, including investment research and management with respect to all of its securities, other investments, and cash equivalents and to make decisions with respect to and place orders for all purchases and sales of portfolio securities; provide personnel to act as officers of the Fund and pay the salaries of such officers; transmit information concerning purchases and sales of the Fund's portfolio securities to the custodian for proper settlement; supply the Fund and its Board of Directors with reports and statistical data as requested; and prepare a quarterly brokerage allocation summary and a monthly security transaction listing for the Fund. The Investment Advisor has also agreed to pay all expenses incurred by it in connection with its activities other than the cost of securities, including brokerage commissions, if any, purchased for the Fund. The Investment Advisory Agreement also provides that the advisory fee shall be reduced as required by expense limitations imposed upon the Fund by any state in which shares of the Fund are sold.


         The Investment Advisor is authorized by the Investment Advisory Agreement to employ or associate with itself such persons as it believes are appropriate to assist it in the performance of its duties. Any such person is required to be compensated by the Investment Advisor and not the Fund, and to be approved by the stockholders of the Fund as required by the 1940 Act. Additionally, the Investment Advisory Agreement specifies that in the event of the termination of any sub-advisory relationship for any reason, the Investment Advisor may provide investment advisory services directly to the Fund without further stockholder approval.

         The Investment Advisory Agreement provides that the Investment Advisor shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties and obligations under the Investment Advisory Agreement.


         The Investment Advisory Agreement provides further that, unless sooner terminated, it shall continue in effect until _______________, 199_, and thereafter, shall continue in effect for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, the Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), or by the Investment Advisor on sixty days' written notice. The Investment Advisory Agreement will immediately and automatically terminate in the event of its assignment.


The Sub-Advisor


         As authorized by the Investment Advisory Agreement, the Investment Advisor has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wolf, Webb, Burk & Campbell, Inc. (doing business as Wolf, Webb Asset Management) (the "Sub- Advisor"). Pursuant to the Sub-Advisory Agreement, the Sub-Advisor is responsible for providing a continuous investment program and strategy for the Fund, including investment research and management with respect to all securities and investments and cash equivalents of the Fund, determining from time to time what securities and other investments will be invested, reinvested, owned, held or traded by the Fund.



         The Sub-Advisory Agreement contains a limitation on the liability of the Sub-Advisor as is described above similar to that set forth for the Investment Advisor.


         The Sub-Advisory Agreement will be in effect until ________________, 199_, and will continue in effect for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, the Sub-Advisory Agreement may be terminated at any time on sixty days' written notice, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), by the Investment Advisor, or by the Sub-Advisor. The Sub-Advisory Agreement will immediately and automatically terminate in the event of its assignment.

The Administrator

         Rodney Square Management Corporation (the "Administrator"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, is a wholly-owned subsidiary of Wilmington Trust Company. The Administrator also serves as administrator to several other registered investment companies.


         The Administrator provides administrative services to the Fund as described in the Fund's Prospectus. Under the Administration and Accounting Services Agreement, the Administrator has also agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Fund. The Fund's Administration and Accounting Services Agreement will continue in effect until _________, 1999, and thereafter for successive periods of one year, provided the agreement is not sooner terminated. The Fund's Administration and Accounting Services Agreement is terminable at any time with respect to the Fund by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding shares upon 60 days' notice to the Administrator, or by the Administrator upon 180 days' notice to the Fund. The Fund has agreed to pay the Administrator a fee for its services as Administrator and accounting services agent as described in the Prospectus.

Custodian; and Transfer Agent

         Wilmington Trust Company ("WTC"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, has been appointed custodian for the Fund. WTC is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly-owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. WTC is Delaware's largest full service bank, with trust, custody and/or investment management responsibility over assets in excess of $75 billion. As custodian of the assets of the Fund, WTC: (i) maintains a separate account or accounts in the name of the Fund; (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money; (iv) collects and receives income and other payments and distributions on account of portfolio securities; (v) responds to correspondence from security brokers and others relating to its respective duties; and (vi) makes periodic reports concerning its respective duties. For its services as custodian of the Fund's assets, WTC receives a fee, payable monthly, at the annual rate of .02% on the first $50 million of average monthly net assets, .015% on the next $50 million of average monthly net assets, and .0125% on the assets in excess of $100 million. Such fee is subject to a minimum of $4,800 per year. WTC is also entitled to out-of-pocket expenses for its services as custodian.

                  _______________ will serve as transfer agent, registrar and dividend disbursing agent for the Fund. For its services as transfer agent, _________ will receive a fee at annual charge of $___ per account. Such fee is subject to a minimum of $_________ per year. _________ is also entitled to out-of-pocket expenses for its services as transfer agent.

Counsel


         Drinker Biddle & Reath (of which Henry S. Hilles, Jr., Secretary of the Fund, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Fund and will pass upon certain legal matters on its behalf.

Independent Accountants

         Price Waterhouse LLP, with offices at 30 South 17th Street, Philadelphia, Pennsylvania 19103, has been selected as independent accountants of the Fund, providing audit services including (1) audit of the initial financial statements and annual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the income tax returns filed on behalf of the Fund.


                                 NET ASSET VALUE

         The net asset value of the Fund will be calculated as of the close of regular trading hours on the last business day the New York Stock Exchange is open in each week. The net asset value per share is calculated by dividing the value of the Fund's assets (including interest and dividends accrued but not collected), less any liabilities (including accrued expenses but excluding capital and surplus), by the number of Fund shares outstanding.


         Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system shall be valued on the basis of the last sale on the date as of which the valuation is made or, lacking any sales, at the closing bid prices. Over-the-counter securities not quoted on the NASDAQ system shall be valued on the basis of the closing bid prices for that date, securities for which reliable quotations are not readily available shall be valued at fair value, as determined in good faith and pursuant to procedures established by the directors, and short-term debt securities and instruments will be valued according to amortized cost.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased by the Fund from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Investment Advisory and Sub-Advisory Agreements provide that, in assessing the best overall terms available for any transaction, the Investment Advisor and Sub-Advisor shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Sub-Advisory Agreements authorize the Investment Advisor and Sub-Advisor to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Investment Advisor and Sub-Advisor to the Fund. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.




         It is possible that certain of the brokerage and research services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                                   TAX STATUS

Federal


         The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to stockholders). In such event, the Fund's dividend distributions to stockholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate stockholders.

         Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its stockholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any), net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of net long-term capital gain, if any, for the taxable year over the net short-term capital loss (if any), for such year. The Fund will be taxed on its undistributed investment company taxable income, if any. As stated, the Fund intends to distribute at least 90% of its investment company taxable income (if any) for each taxable year. To the extent such income is distributed by the Fund (whether in cash or additional shares), it will be taxable to stockholders as ordinary income.

         The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "Short-Short test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to stockholders as long-term capital gains, regardless of how long the stockholder has held Fund shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to stockholders after the close of the Fund's taxable year. It should be noted that, upon the sale of Fund shares, if the stockholder has not held such shares for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.


         Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.


         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds upon sale paid to stockholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Fund either that they are subject to backup withholding when required to do so or that they are "exempt recipients."


State


         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

         Income distributions may be taxable to stockholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on U.S. government obligations which, if realized directly, would be exempt from such income taxes. Stockholders are advised to consult their tax advisers concerning the application of state and local taxes.


                              FINANCIAL STATEMENTS


         Stockholders receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements together with the reports of the independent accountants of the Fund. The financial statements and related notes thereto for the Fund which appear in this Statement of Additional Information have been audited by ______________________, whose report thereon also appears herein. Such financial statements and notes thereto have been included herein in reliance upon the report of ______________________, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                             CAM BALANCED FUND, INC.

                            PART C. OTHER INFORMATION



Item 24.          Financial Statements and Exhibits


                  1.       Financial Statements

                           (a)      Included in Part A:

                                    None.

                           (b)      Included in Part B:


                                    (1)     Form of Statement of Assets and Liabilities.*

                                    (2)     Form of Report of Independent Certified Public
                                            Accountants.*


                  2.       Exhibits:


                           (a)      Articles of Incorporation of Registrant are incorporated herein by reference to Exhibit 2(a) to the Registrant's Registration
                                    Statement on Form N-2 (No. 811-7713) filed on July 18, 1996.

                           (b)      By-Laws of Registrant are incorporated herein by reference to
                                    Exhibit 2(b) to the Registrant's Registration Statement on Form
                                    N-2 (No. 811-7713) filed on July 18, 1996.


                           (c)      Inapplicable.

                           (d)      Inapplicable.


                           (e)      Dividend Reinvestment and Cash Purchase Plan.


                           (f)      Inapplicable.

                           (g)      (1)     Form of Investment Advisory Agreement between
                                            Registrant and CAM Investment Advisors, Inc.

                                    (2)     Form of Sub-Advisory Agreement between CAM
                                            Investment Advisors, Inc. and Wolf, Webb, Burk &
                                            Campbell, Inc.

--------------------
* To be filed by amendment.





                           (h)      (1)     Form of Underwriting Agreement between Registrant and
                                            Rodney Square Distributors, Inc. is incorporated herein
                                            by reference to Exhibit 2(h)(1) to the Registrant's
                                            Registration Statement on Form N-2 (No. 811-7713)
                                            filed on July 18, 1996.


                                    (2)     Form of Selected Dealer Agreement.*

                           (i)      Inapplicable.


                           (j)      Form of Custody Agreement between the
                                    Registrant and Wilmington Trust Company is incorporated herein by reference to Exhibit
                                    2(j) to the Registrant's Registration
                                    Statement on Form N-2 (No. 811-7713) filed on July 18, 1996.

                           (k)      (1)     Form of Administration and
                                            Accounting Services Agreement
                                            between Registrant and Rodney Square
                                            Management Corporation is
                                            incorporated herein by reference to
                                            Exhibit 2(k)(1) to the Registrant's
                                            Registration Statement on Form N-2
                                            (No. 811-7713) filed on July 18,
                                            1996.

                                    (2)     Form of Stock Transfer Agreement*.


                                    (3)     Form of Escrow Agreement between the Registrant and
                                            Wilmington Trust Company.*


                           (l)      Opinion and Consent of Counsel.*


                           (m)      Inapplicable.

                           (n)      Consent of Auditors.*


----------
*  To be filed by amendment.



                           (o)      Inapplicable.


                           (p)      Form of Share Purchase Agreement is incorporated herein by reference to Exhibit 2(p) to the Registrant's Registration
                                    Statement on Form N-2 (No. 811-7713) filed on July 18, 1996.


                           (q)      Inapplicable.

                           (r)      Inapplicable.


Item 25.          Marketing Arrangements


                  Inapplicable.



Item 26.          Other Expenses of Issuance and Distribution


                  The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement.


                  SEC Registration fees............................$6,173.00
                  NASDAQ listing fee ..............................$
                  Printing ........................................$
                  Accounting fees and expenses.....................$
                  Legal fees and expenses..........................$
                  Miscellaneous....................................$
                           Total...................................$

Item 27.          Persons Controlled by or Under Common Control With Registrant


                  None.


Item 28.          Number of Holders of Securities

                  As of January __, 1997:


                  (1)                                                     (2)
                  Title of Class                              Number of Record Holders


                  Common Stock                                             1
                  par value $.001

Item 29.          Indemnification


                  Section 2-418 of the General Corporation Law of Maryland authorizes the indemnification of directors and officers of Maryland corporations under specified circumstances.


                  Article VII, Section 7.3, of the Articles of Incorporation, which is incorporated herein by reference as Exhibit (2)(a) hereto, provides that the Registrant shall indemnify its directors and officers to the extent permitted by the Maryland General Corporation Law. In no event will registrant indemnify its directors or officers against any liability to the Corporation or its security holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  Section 6.2 of the By-Laws, which is incorporated herein by reference as Exhibit (2)(b) hereto, provides that the Registrant shall indemnify its directors and officers to the full extent permissible under applicable state corporation law, the Securities Act of 1933, or the Investment Company Act of 1940, provided that such indemnification shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


                  Registrant expects to obtain from an insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.


                  Indemnification of the Registrant's Investment Advisor is provided for in Section 9 of the Investment Advisory Agreement, included as Exhibit 2(g)(1) hereto. Indemnification of the Registrant's Sub-Advisor is provided for in Section 8 of the Sub-Advisory Agreement, included as Exhibit 2(g)(2) hereto. Indemnification of the Registrant's Administrator and Accounting Services Agent is provided for in Section 19 of the Administration and Accounting Services Agreement, incorporated herein by reference as Exhibit 2(k)(1) hereto. Indemnification of the Registrant's Custodian is provided for in Section VIII of the Custody Agreement, incorporated herein by reference as Exhibit 2(j) hereto. In addition, the Registrant, CAM Investment Advisors, Inc. and Consolidated Asset Management, Inc. (the parent of CAM Investment Advisors, Inc.) have agreed to indemnify the Underwriter for certain liabilities as provided for in Section 9 of the Underwriting Agreement, incorporated herein by reference as Exhibit
                  2(h)(1) hereto.


                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Registrant's directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the

                  Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 30.          Business and Other Connections of Investment Advisor

                  A description of CAM Investment Advisors, Inc. (the "Investment Advisor") and Wolf, Webb, Burk & Campbell, Inc. (the "Sub-Advisor") is included in Parts A and B of this Registration Statement. The Investment Advisor is a newly organized investment advisory firm with no prior experience. The Investment Advisor intends to offer advisory services to the Registrant and possibly other investment advisory clients. For information regarding the business, profession, vocation, or employment of a substantial nature that each director and principal executive officer of the Investment Advisor has been engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the Form ADV (File #801-52685) filed by the Investment Advisor under the Investment Advisers Act of 1940.

                  The Sub-Advisor provides investment advisory services consisting of portfolio management for a variety of corporations, governments, unions, foundations and individuals. It presently has no other registered investment company clients. For information as to any other business, vocation or employment of a substantial nature in which each director or executive officer of the Sub-Advisor has been engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the Form ADV (File # 801-15571) filed by the Sub-Advisor under the Investment Advisers Act of 1940.







Item 31.          Location of Accounts and Records


                  (a) CAM Investment Advisors, Inc., Three Radnor Corporate Center, Suite 300, Radnor, Pennsylvania 19087 (records relating to its functions as investment advisor).

                  (b) Wolf, Webb, Burk & Campbell, Inc., 1525 Locust Street, 11th Floor, Philadelphia, Pennsylvania 19102 (records relating to its function as sub-advisor).


                  (c)      Wilmington Trust Company, Rodney Square North,
                           1100 North Market Street, Wilmington, Delaware 19809 (records relating to its function as custodian).


                  (d) Rodney Square Management Corporation, 1100 North Market Street, Wilmington, Delaware 19809 (records relating to its function as administrator and accounting services agent).

                  (e) Drinker Biddle & Reath, PNB Building, 1345 Chestnut Street, Philadelphia, PA 19107 (Registrant's Articles of Incorporation, By-Laws, and Minute Books).


Item 32.          Management Services


                  Inapplicable.


Item 33.          Undertakings


                  Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

                  The Registrant undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the Investment Company Act of 1940.

                  Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, a Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania on the 3rd day of December, 1996.

                                            CAM Balanced Fund, Inc.

                                            By /s/ J. Kenneth Croney, Jr.
                                               --------------------------------
                                                   J. Kenneth Croney, Jr.
                                                   President

         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                 Title                        Date
        ---------                 -----                        ----

/s/ J. Kenneth Croney, Jr.        Director and President       December 3, 1996
--------------------------        (Principal Executive
J. Kenneth Croney, Jr.            Officer)


/s/ John P. McNiff                Chairman of the Board of     December 3, 1996
--------------------------        Directors and Treasurer
John P. McNiff                    (Principal Financial
                                  Officer)


* Michael T. Byrne                Director                     December 3, 1996
--------------------------
Michael T. Byrne


* Marvin P. Bush                  Director                     December 3, 1996
--------------------------
Marvin P. Bush

--------------------------        Director                     December _, 1996
Mark R. Graham


/s/ Michael T. Kennedy
--------------------------
Michael T. Kennedy                Director                     December 3, 1996


*By:/s/ J. Kenneth Croney, Jr.    Director                     December 3, 1996
------------------------------
        J. Kenneth Croney, Jr.
        Attorney-In-Fact

                                  EXHIBIT INDEX




Exhibit No.        Item
-----------        ----

2(e).            Dividend Reinvestment and Cash Purchase Plan

2(g)(1). Form of Investment Advisory Agreement between Registrant and CAM Investment Advisors, Inc.

2(g)(2). Form of Sub-Advisory Agreement between CAM Investment Advisors, Inc. and Wolf, Webb, Burk & Campbell, Inc.